Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF

A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION1

(Exact name of obligor as specified in its charter)

Delaware	22-1970303
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1830 Route 130

Burlington, New Jersey 08016

(Address of principal executive offices)

11  1/8% Senior Notes due 2014

(Title of the indenture securities)

[1]	See Table 1 – List of additional obligors

Table 1

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Burlington Coat Factory of Alabama, LLC	Alabama	5311	20-4632712	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Huntsville, LLC	Alabama	5311	22-1970303	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Anchorage, Inc.	Alaska	5311	93-1046485	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Arizona, LLC	Arizona	5311	20-4632763	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Desert Sky, Inc.	Arizona	5311	86-1031005	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Mesa, Inc.	Arizona	5311	86-1031006	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Arkansas, LLC	Arkansas	5311	20-4632817	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Baby Depot of California, LLC	California	5311	20-4633089	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of California, LLC	California	5311	20-4632887	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Dublin, Inc.	California	5311	94-3399808	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Florin, Inc.	California	5311	94-3399809	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Ventura, Inc.	California	5311	77-0518590	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of San Bernadino, LLC	California	5311	20-4633016	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

MJM Designer Shoes of California, LLC	California	5311	20-4632945	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Colorado, LLC	Colorado	5311	20-4633153	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Connecticut, LLC	Connecticut	5311	20-4633202	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Realty of East Windsor, Inc.	Connecticut	5311	06-1391139	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Cohoes Fashions of Connecticut, LLC	Connecticut	5311	20-4633634	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Delaware, LLC	Delaware	5311	20-4633728	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Texas, Inc.	Delaware	5311	20-4633830	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Texas, L.P.	Delaware	5311	20-4633782	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Burlington Coat Factory Investments Holdings, Inc.	Delaware	5311	20-4663833	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Purchasing, Inc.	Delaware	5311	20-4633884	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty Corp.	Delaware	5311	22-3246670	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse Corporation	Delaware	5311	22-1970303	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

C.F.I.C., Corp.	Delaware	5311	51-0282085	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

C.F.B., Inc.	Delaware	5311	51-0282080	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

C.L.B., Inc.	Delaware	5311	51-0282081	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

MJM Designer Shoes of Delaware, LLC	Delaware	5311	20-2681523	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Bee Ridge Plaza, LLC	Florida	5311	02-0693864	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Florida, LLC	Florida	5311	58-1975714	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Coral Springs, Inc.	Florida	5311	03-0387530	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Orlando, Inc.	Florida	5311	59-3558218	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Sarasota, Inc.	Florida	5311	22-3869014	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of University Square, Inc.	Florida	5311	59-3724802	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of West Colonial, Inc.	Florida	5311	05-0550581	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

K & T Acquisition Corp.	Florida	5311	57-1176343	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

MJM Designer Shoes of Florida, LLC	Florida	5311	58-2553674	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Georgia, LLC	Georgia	5311	22-2310204	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Morrow, Inc.	Georgia	5311	58-2331013	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Atlanta, Inc.	Georgia	5311	22-2310222	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Idaho, LLC	Idaho	5311	20-4633933	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Illinois, LLC	Illinois	5311	20-4634340	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Bloomingdale, Inc.	Illinois	5311	36-4446838	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Burlington Coat Factory Realty of River Oaks, Inc.	Illinois	5311	36-4171851	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of East St. Louis, Inc.	Illinois	5311	36-3384100	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Realty of Gurnee, Inc.	Illinois	5311	36-3898953	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Indiana, LLC	Indiana	5311	35-2086329	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Greenwood, Inc.	Indiana	5311	36-4494986	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Iowa, LLC	Iowa	5311	42-1204776	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Kansas, LLC	Kansas	5311	20-4634554	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Kentucky, Inc.	Kentucky	5311	62-1247906	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Louisiana, LLC	Louisiana	5311	20-4634617	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Maine, LLC	Maine	5311	20-4634794	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Maryland, LLC	Maryland	5311	20-4634824	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Massachusetts, LLC	Massachusetts	5311	58-2669608	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of North Attleboro, Inc.	Massachusetts	5311	04-3344507	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Cohoes Fashions of Massachusetts, LLC	Massachusetts	5311	20-4634868	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Michigan, LLC	Michigan	5311	20-4635333	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Detroit, Inc.	Michigan	5311	38-2424219	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Grand Rapids, Inc.	Michigan	5311	31-1045013	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Redford, Inc.	Michigan	5311	36-3251099	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Minnesota, LLC	Minnesota	5311	20-4635381	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Mississippi, LLC	Mississippi	5311	20-4804503	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Missouri, LLC	Missouri	5311	20-4635447	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory realty of Des Peres, Inc.	Missouri	5311	43-1842990	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Nebraska, LLC	Nebraska	5311	20-4635566	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Burlington Coat Factory of Nevada, LLC	Nevada	5311	20-4635612	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Realty of Las Vegas, Inc.	Nevada	5311	88-0314073	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of New Hampshire, LLC	New Hampshire	5311	20-4635690	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Direct Corp	New Jersey	5311	22-3531725	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of New Jersey, LLC	New Jersey	5311	20-4635873	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Edgewater Park, Inc.	New Jersey	5311	22-3815140	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory realty of Paramus, Inc.	New Jersey	5311	22-3823189	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory realty of Pinebrook, Inc.	New Jersey	5311	48-1266066	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.	New Jersey	5311	22-3843958	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Flemington, Inc.	New Jersey	5311	22-3599768	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of New Jersey, Inc.	New Jersey	5311	22-2667705	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Cohoes Fashions of New Jersey, LLC	New Jersey	5311	20-4635964	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

MJM Designer Shoes of Moorestown, Inc.	New Jersey	5311	20-0156497	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

MJM Designer Shoes of New Jersey, LLC	New Jersey	5311	20-4635926	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Super Baby Depot of Moorestown, Inc.	New Jersey	5311	20-0828544	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of New Mexico, LLC	New Mexico	5311	20-4771747	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of New York, LLC	New York	5311	20-4636047	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Yonkers, Inc.	New York	5311	13-4199049	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Cohoes Fashions of New York, LLC	New York	5311	20-4636764	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Cohoes of Fayettesville, Inc.	New York	5311	22-3213890	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Georgetown Fashions, Inc.	New York	5311	11-2463441	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

L.C. Acquisition, Inc.	New York	5311	22-2913067	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

MJM Designer Shoes of New York, LLC	New York	5311	20-4636419	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Monroe G. Milstein, Inc.	New York	5311	13-3150740	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of North Carolina, LLC	North Carolina	5311	20-4636810	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of North Dakota, LLC	North Dakota	5311	20-4680654	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Ohio, LLC	Ohio	5311	20-4636839	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Cleveland, Inc.	Ohio	5311	34-1402739	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Oklahoma, LLC	Oklahoma	5311	20-4636882	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Tulsa, Inc.	Oklahoma	5311	20-1593400	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Oregon, LLC	Oregon	5311	93-1113593	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Pennsylvania, LLC	Pennsylvania	5311	20-4636915	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Langhorne, Inc.	Pennsylvania	5311	51-0420881	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of West Mifflin, Inc.	Pennsylvania	5311	25-1900644	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Whitehall, Inc.	Pennsylvania	5311	52-2367723	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse, Inc.	Pennsylvania	5311	52-1097225	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Bristol, LLC	Pennsylvania	5311	20-4637002	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Cheltenham, Inc.	Pennsylvania	5311	52-2004601	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Langhorne, Inc.	Pennsylvania	5311	22-3737338	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Montgomeryville, Inc.	Pennsylvania	5311	23-2777799	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Reading, Inc.	Pennsylvania	5311	22-2263811	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Wilkes-Barre, Inc.	Pennsylvania	5311	23-2857838	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

MJM Designer Shoes of Ppennsylvania, LLC	Pennsylvania	5311	20-4636967	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Rhode Island, LLC	Rhode Island	5311	20-4637038	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Cohoes Fashions of Cranston, Inc.	Rhode Island	5311	05-0478167	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of South Carolina, LLC	South Carolina	5311	20-4637069	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Burlington Coat Factory Warehouse of Charleston, Inc.	South Carolina	5311	57-0903026	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Memphis, Inc.	Tennessee	5311	71-0911391	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Hickory Commons, Inc.	Tennessee	5311	62-1664387	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Memphis, Inc.	Tennessee	5311	62-1142888	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Shelby, Inc.	Tennessee	5311	62-1283132	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Bellaire, Inc.	Texas	5311	76-0682036	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of El Paso, Inc.	Texas	5311	20-1985900	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Westmoreland, Inc.	Texas	5311	75-2940553	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Baytown, Inc.	Texas	5311	76-0682033	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Realty of Houston, Inc.	Texas	5311	76-0442092	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Realty of Plano, Inc.	Texas	5311	75-2491335	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

MJM Designer Shoes of Texas, Inc.	Texas	5311	74-2579897	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Utah, LLC	Utah	5311	20-4637069	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Virginia, LLC	Virginia	5311	22-2377376	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Pocono Crossing, LLC	Virginia	5311	46-0492681	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Reality of Coliseum, Inc.	Virginia	5311	54-2040601	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Fairfax, Inc.	Virginia	5311	54-2011140	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Warehouse of Coliseum, Inc.	Virginia	5311	54-2040603	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Realty of Potomac, Inc.	Virginia	5311	52-1848892	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Washington, LLC	Washington	5311	20-4637093	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory Realty of Franklin, Inc.	Washington	5311	91-2131354	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of West Virginia, LLC	West Virginia	5311	20-4637153	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Burlington Coat Factory of Wisconsin, LLC	Wisconsin	5311	20-4637125	1830 Route 130 Burlington, New Jersey 08016 (609) 387-7800

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.
**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.
***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25.1 to the Form S-4 dated May 26, 2005 of Penn National Gaming, Inc. file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Middletown and State of Connecticut on the 21st day of September 2006.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Jeffery Rose
Jeffery Rose
Vice President

EXHIBIT 6

September 21, 2006

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Jeffery Rose
Jeffery Rose
Vice President

Exhibit 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 101 North Phillips Avenue, Sioux Falls, SD 57104

And Foreign and Domestic Subsidiaries,

at the close of business June 30, 2006, filed in accordance with 12 U.S.C. §161 for National Banks.

		Dollar Amounts In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		$13,979
Interest-bearing balances		1,191
Securities:
Held-to-maturity securities		0
Available-for-sale securities		66,952
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices		3,086
Securities purchased under agreements to resell		1,172
Loans and lease financing receivables:
Loans and leases held for sale		37,950
Loans and leases, net of unearned income	238,918
LESS: Allowance for loan and lease losses	2,248
Loans and leases, net of unearned income and allowance		236,670
Trading Assets		5,267
Premises and fixed assets (including capitalized leases)		3,910
Other real estate owned		443
Investments in unconsolidated subsidiaries and associated companies		346
Intangible assets
Goodwill		8,800
Other intangible assets		16,333
Other assets		19,760

Total assets		$415,859

LIABILITIES
Deposits:
In domestic offices		$298,672
Noninterest-bearing	80,549
Interest-bearing	218,123
In foreign offices, Edge and Agreement subsidiaries, and IBFs		30,514
Noninterest-bearing	4
Interest-bearing	30,510
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices		3,648
Securities sold under agreements to repurchase		6,066

Dollar Amounts In Millions
Trading liabilities	4,376
Other borrowed money
(includes mortgage indebtedness and obligations under capitalized leases)	4,184
Subordinated notes and debentures	9,596
Other liabilities	21,394

Total liabilities	$378,450

Minority interest in consolidated subsidiaries	56

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	520
Surplus (exclude all surplus related to preferred stock)	24,711
Retained earnings	12,231
Accumulated other comprehensive income	-109
Other equity capital components	0

Total equity capital	37,353

Total liabilities, minority interest, and equity capital	$415,859

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Karen B. Martin

Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Dave Hoyt
John Stumpf	Directors
Avid Modjtabai